                                  EXHIBIT 32.1

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Allis-Chalmers Corporation. (the "Company") for the period ended March 31, 2004, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned hereby certify, pursuant to 18 U.S.C. Section 1350, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of the operations of the Company.


DATE: MAY 17, 2004 BY:         /S/ MUNAWAR H. HIDAYATALLAH
                               -------------------------------------
                               MUNAWAR H. HIDAYATALLAH
                               CHIEF EXECUTIVE OFFICER


DATE: MAY 17, 2004 BY:         /S/ JENS H. MORTENSEN
                               -------------------------------------
                               JENS H. MORTENSEN
                               PRESIDENT AND CHIEF OPERATING OFFICER


DATE: MAY 17, 2004 BY:         /S/ TODD C. SEWARD
                               -------------------------------------
                               TODD C. SEWARD
                               CHIEF ACCOUNTING OFFICER